UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): JUNE 4, 2010 (MAY 27, 2010)

                            INKSURE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                  000-24431                 84-1417774
          --------                  ---------                 ----------
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)

                   P.O. BOX 7006, AUDUBON, PENNSYLVANIA     19407
                   ------------------------------------     -----
               (Address of principal executive offices)   (Zip Code)

                                +(972) 8936 5583
                                ----------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On May 27, 2010, Jonathan Bettsack was appointed as director to fill in a vacancy at the Board of Directors (the "Board") of InkSure Technologies Inc. (the "Company").

     Mr. Bettsak has served as director of Digicel Holdings (Panama) Limited, a Bermuda company, since 2008. Mr. Bettsak received his B.A. in Finance from the American University in Washington D.C. in 1991.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    INKSURE TECHNOLOGIES, INC.
                                    (Registrant)

                                    By: /s/ Tal Gilat
                                    -----------------
                                    Name: Tal Gilat
                                    Title: President and Chief Executive Officer

Date: June 4, 2010